UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 21, 2006
PURE BIOFUELS CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-50903 (Commission File Number)	47-0930829 (IRS Employer Identification No.)

Suite 203 - 910 Richards Street, Vancouver, British Columbia, Canada V6B 3C1
Telephone No.: (866) 744-9889
(Address and telephone number of Registrant's principal
executive offices and principal place of business)

N/A (Former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)  On November 21, 2006, Gustavo Goyzueta, Patrick Orlando and Carlos Alberto Pinto were appointed to the Company's board of directors.

We have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, Messrs. Goyzueta, Orlando and Pinto have had or will have a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PURE BIOFUELS CORP.
Date: November 22, 2006	By: /s/ Luis Goyzueta Luis Goyzueta, CEO & President